                                                                   EXHIBIT 10(d)

                                   FORM 11-K

                                 ANNUAL REPORT

                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

(MARK ONE:)
 [X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934 (FEE REQUIRED)
         FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994

 [ ] TRANSACTION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
         FOR THE TRANSITION PERIOD FROM       TO

COMMISSION FILE NUMBER: 1-4014

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                                   FINA, INC.
               (FORMERLY NAMED AMERICAN PETROFINA, INCORPORATED)
                                   FINA PLAZA
                           8350 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS 75206

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                           DECEMBER 31, 1994 AND 1993

                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                         [Peat Marwick LLP Letterhead]

                          INDEPENDENT AUDITORS' REPORT

The Plan Committee
Amdel Inc. Employee Investment Plan:

    We have audited the accompanying statements of net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1994 and 1993 and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1994 and 1993, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

    Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                     /s/ KPMG PEAT MARWICK LLP
                                                         KPMG Peat Marwick LLP

Dallas, Texas
March 31, 1995

                     AMDEL INC. EMPLOYEE INVESTMENT PLAN

              STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                           DECEMBER 31, 1994 AND 1993


                                                                                                     FINA, INC.      U.S. TREASURY
                                                                                        TOTAL       COMMON STOCK      OBLIGATIONS
                                                                                      ---------     ------------     -------------
December 31, 1994:
 Investments, at fair value:
    FINA, Inc., Class A common stock (4,755 shares;
       cost of $333,015)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  325,123      325,123                 -
    The Boston Company Intermediate Government Securities Fund
        (17,414 shares; cost of $224,171) . . . . . . . . . . . . . . . . . . . . .      207,050            -           207,050
    Money market investments  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,760,491        4,439                 -
 Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,601            1                 -
 Interest receivable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8,124           44                 -
 Contributions receivable from employees  . . . . . . . . . . . . . . . . . . . . .       52,983        6,537             2,909
 Contributions receivable from employing companies  . . . . . . . . . . . . . . . .       41,006        5,220             2,689
                                                                                      ----------      -------           -------
     Plan assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,402,378      341,364           212,648
 Forfeitures available for future use . . . . . . . . . . . . . . . . . . . . . . .       (7,635)           -                 -
 Amounts due others . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (4,678)      (4,386)              (31)
                                                                                      ----------      -------           -------
       Net assets available for plan benefits . . . . . . . . . . . . . . . . . . .   $2,390,065      336,978           212,617
                                                                                      ==========      =======           =======

December 31, 1993:
 Investments, at fair value:
    FINA, Inc., Class A common stock (4,631 shares;
       cost of $320,833)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  318,381      318,381                 -
    The Boston Company Intermediate Government Securities Fund
        (14,458 shares; cost of $186,165)   . . . . . . . . . . . . . . . . . . . .      189,981            -           189,981
    Money market investments  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,605,572       11,200                 -
 Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          851            -               850
 Interest receivable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,369           36                 -
 Contributions receivable from employees  . . . . . . . . . . . . . . . . . . . . .       49,688        6,378             2,730
 Contributions receivable from employing companies  . . . . . . . . . . . . . . . .       38,941        5,169             2,527
                                                                                      ----------      -------           -------
        Plan assets.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,207,783      341,164           196,088
 Forfeitures available for future use.  . . . . . . . . . . . . . . . . . . . . . .       (7,333)           -                 -
 Amounts due others . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (850)           -              (850)
                                                                                      ----------      -------           -------
        Net assets available for plan benefits  . . . . . . . . . . . . . . . . . .   $2,199,600      341,164           195,238
                                                                                      ==========      =======           =======
                                                                                       TBC POOLED      RETIREMENT
                                                                                        EMPLOYEE         MONEY          COMPANY
                                                                                          FUND        MARKET FUND     FORFEITURES
                                                                                       ----------     -----------     -----------
December 31, 1994:
 Investments, at fair value:
    FINA, Inc., Class A common stock (4,755 shares;
       cost of $333,015)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           -             -               -
    The Boston Company Intermediate Government Securities Fund
        (17,414 shares; cost of $224,171) . . . . . . . . . . . . . . . . . . . . .           -             -               -
    Money market investments  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,756,052             -               -
 Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           -             -           7,600
 Interest receivable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8,045             -              35
 Contributions receivable from employees  . . . . . . . . . . . . . . . . . . . . .      43,537             -               -
 Contributions receivable from employing companies  . . . . . . . . . . . . . . . .      33,097             -               -
                                                                                      ---------        --------       --------
     Plan assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,840,731             -           7,635
 Forfeitures available for future use . . . . . . . . . . . . . . . . . . . . . . .           -             -          (7,635)
 Amounts due others . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (261)            -               -
                                                                                      ---------        ---------      --------
       Net assets available for plan benefits . . . . . . . . . . . . . . . . . . .   1,840,470             -               -
                                                                                      =========        =========      ========

December 31, 1993:
 Investments, at fair value:
    FINA, Inc., Class A common stock (4,631 shares; cost of
       $320,833)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           -             -               -
    The Boston Company Intermediate Government Securities Fund
       (14,458 shares; cost of $186,165)  . . . . . . . . . . . . . . . . . . . . .           -             -               -
    Money market investments  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,587,053             -           7,319
 Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1             -               -
 Interest receivable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4,319             -              14
 Contributions receivable from employees  . . . . . . . . . . . . . . . . . . . . .      40,580             -               -
 Contributions receivable from employing companies  . . . . . . . . . . . . . . . .      31,245             -               -
                                                                                      ---------         -------      ---------
        Plan assets.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,663,198             -           7,333
 Forfeitures available for future use.  . . . . . . . . . . . . . . . . . . . . . .           -             -          (7,333)
 Amounts due others . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           -             -               -
                                                                                      ---------         -------      ---------
        Net assets available for plan benefits  . . . . . . . . . . . . . . . . . .   1,663,198             -               -
                                                                                      =========         =======      =========

                See accompanying notes to financial statements.

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

        STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993


                                                                                                     FINA, INC.    U.S. TREASURY
                                                                                          TOTAL     COMMON STOCK    OBLIGATIONS
                                                                                      ----------    ------------   -------------
Year ended December 31, 1994:
  Allotments and contributions:
    Basic allotments by employees . . . . . . . . . . . . . . . . . . . . . . . . .      $  516,059     55,689           32,241
    Additional allotments by employees  . . . . . . . . . . . . . . . . . . . . . .         150,557     24,304            3,829
    Contributions by employing companies  . . . . . . . . . . . . . . . . . . . . .         516,059     63,561           33,176
                                                                                         ----------    -------          -------
                                                                                          1,182,675    143,554           69,246
                                                                                         ----------    -------          -------
  Investment income (loss):
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          24,936     14,117           10,819
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          58,774          -                -
    Other expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (2,525)         -             (280)
    Net depreciation in fair values of investments  . . . . . . . . . . . . . . . .         (25,914)    (7,000)         (18,914)
                                                                                         ----------    -------          -------
                                                                                             55,271      7,117           (8,375)
                                                                                         ----------    -------          -------
  Withdrawals:
    In cash and in kind  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,047,481    154,782           43,052
    Forfeitures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -          -                -
                                                                                         ----------    -------          -------
                                                                                                  -          -                -
                                                                                         ----------    -------          -------
                                                                                          1,047,481    154,782           43,052
                                                                                         ----------    -------          -------
  Transfers among funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -        (75)            (440)
                                                                                         ----------    -------          -------
            Net increase (decrease) in net assets available for plan benefits . . . .       190,465     (4,186)          17,379
  Net assets available for plan benefits:
    Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,199,600    341,164          195,238
                                                                                         ----------    -------          -------
    End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $2,390,065    336,978          212,617
                                                                                         ==========    =======          =======
Year ended December 31, 1993:
  Allotments and contributions:
    Basic allotments by employees . . . . . . . . . . . . . . . . . . . . . . . . . .    $  489,501     51,975           31,963
    Additional allotments by employees  . . . . . . . . . . . . . . . . . . . . . . .       129,714     23,049            3,803
    Contributions by employing companies  . . . . . . . . . . . . . . . . . . . . . .       501,496     72,252           32,141
                                                                                         ----------    -------          -------
                                                                                          1,120,711    147,276           67,907
                                                                                         ----------    -------          -------
  Investment income (loss):
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23,562     14,254            9,308
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        40,784        249                -
    Other income (expense)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (7,595)     3,878                -
    Net appreciation in fair values of investments  . . . . . . . . . . . . . . . . .        49,059     44,939            4,120
                                                                                         ----------    -------          -------
                                                                                            105,810     63,320           13,428
                                                                                         ----------    -------          -------
  Withdrawals:
    In cash and in kind . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       944,494    161,822           55,667
    Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7,250      2,020                -
                                                                                         ----------    -------          -------
                                                                                            951,744    163,842           55,667
                                                                                         ----------    -------          -------
  Transfers among funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           -          -                -
                                                                                         ----------    -------          -------
        Net increase (decrease) in net assets available for plan benefits   . . . . .       274,777     46,754           25,668
  Net assets available for plan benefits:
    Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,924,823    294,410          169,570
                                                                                         ----------    -------          -------
    End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $2,199,600    341,164          195,238
                                                                                         ==========    =======          =======

                                                                                     TBC POOLED      RETIREMENT
                                                                                      EMPLOYEE         MONEY           COMPANY
                                                                                        FUND        MARKET FUND      FORFEITURES
                                                                                     ----------     -----------      -----------
Year ended December 31, 1994:
  Allotments and contributions:
    Basic allotments by employees . . . . . . . . . . . . . . . . . . . . . . . . .     428,129               -                -
    Additional allotments by employees  . . . . . . . . . . . . . . . . . . . . . .     122,424               -                -
    Contributions by employing companies  . . . . . . . . . . . . . . . . . . . . .     419,322               -                -
                                                                                      ---------        -----------      -----------
                                                                                        969,875               -                -
                                                                                      ---------        -----------      -----------
  Investment income (loss):
    Dividends   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           -               -                -
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      58,774               -                -
    Other expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,245)              -                -
    Net depreciation in fair values of investments  . . . . . . . . . . . . . . . .           -               -                -
                                                                                      ---------        -----------      -----------
                                                                                         56,529               -                -
                                                                                      ---------        -----------      -----------
  Withdrawals:
    In cash and in kind   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     849,647               -                -
    Forfeitures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           -               -                -
                                                                                      ---------        -----------      -----------
                                                                                        849,647               -                -
                                                                                      ---------        -----------      -----------
  Transfers among funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         515               -                -
                                                                                      ---------        -----------      -----------
        Net increase (decrease) in net assets available for plan benefits . . . . .     177,272               -
  Net assets available for plan benefits:
    Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,663,198               -                -
                                                                                      ---------        -----------      -----------
    End of year   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,840,470               -                -
                                                                                      =========       ============     ============
Year ended December 31, 1993:
  Allotments and contributions:
    Basic allotments by employees . . . . . . . . . . . . . . . . . . . . . . . . .     405,563               -                -
    Additional allotments by employees  . . . . . . . . . . . . . . . . . . . . . .     102,862               -                -
    Contributions by employing companies  . . . . . . . . . . . . . . . . . . . . .     397,103               -                -
                                                                                      ---------        -----------      -----------
                                                                                        905,528               -                -
                                                                                      ---------        -----------      -----------
  Investment income (loss):
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           -               -                -
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      40,535               -                -
    Other income (expense)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (11,473)              -                -
    Net appreciation in fair values of investments  . . . . . . . . . . . . . . . .           -               -                -
                                                                                      ---------        -----------      -----------
                                                                                         29,062               -                -
                                                                                      ---------        -----------      -----------
  Withdrawals:
    In cash and in kind   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     727,005               -                -
    Forfeitures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5,230               -                -
                                                                                      ---------        -----------      -----------
                                                                                        732,235               -                -
                                                                                      ---------        -----------      -----------
  Transfers among funds                                                               1,460,843         (1,460,843)            -
                                                                                      ---------         -----------      ----------
         Net increase (decrease) in net assets available for plan benefits. . . . .   1,663,198         (1,460,843)            -
  Net assets available for plan benefits:
    Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           -          1,460,843             -
                                                                                      ---------         ----------      -----------
    End of year   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,663,198               -                -
                                                                                      =========         ==========      ===========

                 See accompanying notes to fmancial statements.

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1994 AND 1993

(1)  GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a) General

     The Amdel Inc. Employee Investment Plan (the Plan) operates for the benefit of certain employees of American Petrofina Pipe Line Company and certain employees of Fina Oil and Chemical Company (FOCC), both of which are wholly-owned subsidiaries of FINA, Inc. and are hereafter referred to as "employing companies."

     The Plan is a defined contribution plan covering certain full-time employees of the employing companies who have completed six months of service. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The following description of the Plan reflects all Plan amendments and is provided for general purposes only. Participants should refer to the Plan document for more complete information.

     The Plan is administered by the Committee appointed by and acting on behalf of the Board of Directors of FOCC. Pursuant to the Plan's trust agreement, an independent trustee (Trustee) maintains custody of the Plan's assets. The Boston Safe Deposit and Trust Company serves as the Trustee.

  (b) Basis of Presentation

     The accompanying financial statements of the Plan have been prepared on an accrual basis using fair values for investments. The fair values of investments are based on closing market quotations or listed redeemable values. Security transactions are recorded on a trade date basis.

  (c) Expenses Relating to Investment Securities

     Expenses relating to the purchase or sale of investment securities are added to the cost or deducted from the proceeds, respectively.

  (d) Expenses of Administering the Plan

     All costs and expenses incurred in administering the Plan, including the fees and expenses of the Trustee, the fees of its counsel and other administrative expenses, are the responsibility of the employing companies through June 30, 1994. Beginning July 1, 1994 all Trustee's and record keeping costs and expenses incurred in administering the Plan are the responsibility of the Plan's participants.

  (e) Contributions

     Participants may elect to contribute up to 10% of their basic compensation to the Plan. The employing company will contribute an amount equal to the lesser of the amount contributed by the participant or 5% of the participant's basic compensation. Employing company contributions are reduced by participants' forfeitures.

  (f) Investment Program and Vesting

     The Trustee of the Plan by law retains responsibility for the investments of the Plan. Consistent with the fiduciary standards of ERISA, safeguards are adhered to in protecting the interests of Plan participants and their beneficiaries.

     A participant may direct the proportions of his or her allotments, employer contributions, and any earnings received by the Trustee for his or her account into a money market fund, government securities fund, or the Class A common stock of FINA, Inc. In the absence of direction, all amounts will be held in cash

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN
without interest. Participants become completely vested in contributions of the employing companies upon five years of service with the employing company.

  A description of such rights and provisions and an explanation of the treatment of forfeitures and other matters are contained in the Plan document.

  Participation in each investment option at December 31, 1994 and 1993 is presented below. The sum of participation by investment option is greater than the total number of Plan participants because participation is allowed in more than one option.

  A summary of participants by investment options follows:

                                         1994     1993
                                         ----     ----

 FINA, Inc. Class A common stock. . . .    54      39
 Government securities fund . . . . . .    28      23
 Money market fund  . . . . . . . . . .   230     108

  (g)  Withdrawals

  A participant may withdraw securities and cash attributable to his or her allotments at any time. Withdrawal of any part of the amounts attributable to the employing companies' contributions, except on retirement under the Amdel Inc. Noncontributory Retirement Plan, death or disability, is contingent upon completion of five years of service. Any amounts not eligible for withdrawal due to employee termination are forfeited and applied to reduce subsequent employing companies' contributions. In certain circumstances, amounts forfeited may be restored to terminated employees who are subsequently reemployed provided they repay the amount previously withdrawn or distributed.

  Withdrawals in cash and in kind in the accompanying financial statements represent the fair value of the assets at date of distribution.

  (h)  Form 5500 Reconciliation

  The net assets available for plan benefits and withdrawals reported in the Plan's Form 5500 are different from the corresponding amount reported in the accompanying fmancial statements by $752,554 and $47,611, respectively, as of and for the year ended December 31, 1994 and $800,165 and ($39,547), respectively, as of and for the year ended December 31, 1993. These differences relate to the classification of withdrawals currently payable to participants.

(2)  FEDERAL INCOME TAXES

  The Plan has obtained from the Internal Revenue Service a determination letter indicating that the Plan qualifies under the provisions of Section 401(a) of the Internal Revenue Code and, accordingly, is exempt from Federal income taxes under Section 501(a). The United States Federal income tax status of the participants with respect to their contributions to the Plan is described in information submitted to the participants and subject to certain limitations.

 During 1994, a new Plan document was submitted to the Internal Revenue Service for determination of its exception of Federal Income taxes under section 501(a). A favorable determination letter is expected from the Internal Revenue Service for the new plan document.

(3)  PLAN TERMINATION

  Although they have not expressed any intent to do so, the employing companies have the right under the Plan to discontinue their contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, participants will become 100% vested in their accounts.

                                                                      SCHEDULE I
                       AMDEL INC EMPLOYEE INVESTMENT PLAN

          ITEM 27(A) - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               DECEMBER 31, 1994

                                                                       NUMBER OF                       CURRENT
IDENTITY OF MARKETABLE INVESTMENT   DESCRIPTION OF INVESTMENT        SHARES/UNITS        COST           VALUE
---------------------------------   --------------------------       ------------        ----         ---------
                                                                     (IN THOUSANDS EXCEPT PER SHARE/UNIT AMOUNTS)
FINA, Inc. Class A common stock    Common Stock                          4,755         $ 333,015       $ 325,123

The Boston Company Intermediate
 Government Securities Fund . .    Government Securities                17,414           224,171         207,050

TBC Inc. Pooled Employee Daily
  Liquidity Fund  . . . . . . .    Money Market Fund                 1,760,491         1,760,491       1,760,491
                                                                                      ----------      ----------
                                                                                      $2,317,677      $2,292,664
                                                                                      ==========      ==========

                 See accompanying independent auditors' report.

                                                                     SCHEDULE 2

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                ITEM 27(D) - SCHEDULE OF REPORTABLE TRANSACTIONS
                          YEAR ENDED DECEMBER 31, 1994


                                                                                                      CURRENT VALUE
                                                                                                       OF ASSET ON
                                       NUMBER OF       PURCHASE            SELLING       COST OF       TRANSACTION        NET
        DESCRIPTION OF ASSET         TRANSACTIONS        PRICE              PRICE         ASSET            DATE          (LOSS)
        --------------------         ------------     ----------         -----------   -----------    --------------    --------
Purchases:
  FINA, Inc. Class A
    common stock  . . . . . . . .         15            $  134,236        $        -    $  134,236     $  134,236       $    -
  TBC Inc. Pooled Employee Daily
    Liquidity Fund  . . . . . . .         69             1,857,042                 -     1,857,042      1,857,042            -
Sales:
  FINA, Inc. Class A
    common stock  . . . . . . . .          1                     -            33,246        33,878         33,246         (632)
  TBC Inc. Pooled Employee Daily
    Liquidity Fund  . . . . . . .         44                     -         1,694,523     1,694,523      1,694,523            -

                See accompanying independent auditors' report.

                         [Peat Marwick LLP Letterhead]

                        CONSENT OF INDEPENDENT AUDITORS

The Plan Committee
Amdel Inc. Employee Investment Plan:

     We consent to incorporation by reference in the Registration Statement (No. 2-49321) on Form S-8 of FINA, Inc. of our report dated March 31, 1995, relating to the statements of net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31 1994 and 1993, and the related statements of changes in net assets available for plan benefits for the years then ended, and the related supplemental schedules, which report appears in the December 31, 1994 annual report on Form 11-K of the Amdel Inc. Employee Investment Plan.
                                                       /s/ KPMG PEAT MARWICK LLP
                                                           KPMG Peat Marwick LLP

Dallas, Texas
March 31, 1995

                                   SIGNATURES

  The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMDEL INC.
                           EMPLOYEE INVESTMENT PLAN

                            /s/ CULLEN M. GODFREY
                      ---------------------------------
                               Cullen M.Godfrey
                        Vice President, Secretary and
                      General Counsel of the Registrant


Dated: April 25, 1995